                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2005

                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

         NEW JERSEY                        0-19777                     22-3103129
(State or other jurisdiction of     (Commission File Number)         (IRS Employer
       incorporation)                                            Identification Number)


                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01 -- OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ("DUSA") issued a press release on October 20, 2005, attached to and made a part of this report, announcing the final results from an independent investigator study using Levulan(R) (aminolevulinic acid HCl) photodynamic therapy together with intense pulsed light (IPL) for the treatment of photodamaged skin. The report was published in the October 2005 issue of the American Medical Association journal 'Archives of Dermatology'. DUSA provided Levulan(R) and financial support for the study.

Except for historical information, this news release contains certain forward-looking statements that involve known and unknown risk and uncertainties, which may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the statements made. These forward-looking statements relate to the results from DUSA's own on-going study and the expectations for the timing of those results. The risks and factors that may cause differing results include the regulatory process, the results of ongoing clinical studies, continued funding for the on-going and future studies, and other risks identified in DUSA's SEC filings from time to time.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

Item No. Description
-------  -----------

99       Press Release, dated October 20, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DUSA PHARMACEUTICALS, INC.


Dated: October 20, 2005                     By: /s/ D. Geoffrey Shulman
                                                --------------------------------
                                                D. Geoffrey Shulman, MD, FRCPC
                                                Chairman of the Board and Chief
                                                Executive Officer



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                                  EXHIBIT INDEX

Item No.    Description
--------    -----------
99          Press Release, dated October 20, 2005